UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2026

NEW JERSEY RESOURCES CORPORATION
(Exact Name of registrant as specified in its charter)

New Jersey	001-08359	22-2376465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road
Wall, New Jersey	07719
(Address of Principal Executive Offices)	(Zip Code)
(732) 938-1480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 par value	NJR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01
Entry into a Material Definitive Agreement.

Third Amendment to NJR Second Amended and Restated Credit Agreement

On October 27, 2026, New Jersey Resources Corporation (“NJR”), as borrower, and certain of NJR’s unregulated subsidiaries, as guarantors (the “Guarantors”), entered into a third amendment (the “NJR Third Amendment”) to the Second Amended and Restated Credit Agreement, dated as of September 2, 2021 (as amended by the First Amendment to Second Amended and Restated Credit Agreement, dated as of August 30, 2022, and the Second Amendment to Second Amended and Restated Credit Agreement, dated as of August 7, 2024, the “NJR Second A&R Credit Agreement”), with the several lenders party thereto, and PNC Bank, National Association, as Administrative Agent. A description of the material terms of the NJR Second A&R Credit Agreement is included in Item 1.01 of NJR’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 9, 2021. The NJR Third Amendment, among other things, increases the aggregate revolving credit commitments under the senior unsecured revolving credit facility from $575,000,000 to $650,000,000 and extends the maturity date to October 27, 2031.

A copy of the NJR Third Amendment, including the NJR Second A&R Credit Agreement as amended thereby, attached as Annex A thereto, is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01. The foregoing summary of the NJR Third Amendment is qualified in its entirety by reference to the text of the NJR Third Amendment filed herewith.

NJR and its affiliates regularly engage PNC Bank, National Association, PNC Capital Markets LLC and certain of the other lenders party to the NJR Second A&R Credit Agreement, as amended by the NJR Third Amendment, or their respective affiliates, to provide other banking services. All of these engagements are negotiated at arm’s length.

Third Amendment to NJNG Second Amended and Restated Credit Agreement

On October 27, 2026, NJNG, as borrower, entered into a third amendment (the “NJNG Third Amendment”) to the Second Amended and Restated Credit Agreement, dated as of September 2, 2021 (as amended by the First Amendment to Second Amended and Restated Credit Agreement, dated as of August 30, 2022, and the Second Amendment to Second Amended and Restated Credit Agreement, dated as of August 7, 2024, the “NJNG Second A&R Credit Agreement”), with the several lenders party thereto, and PNC Bank, National Association, as Administrative Agent. A description of the material terms of the NJNG Second A&R Credit Agreement is included in Item 1.01 of NJR’s Current Report on Form 8-K filed with the SEC on September 9, 2021. The NJNG Third Amendment, among other things, extends the maturity date from August 7, 2029 to October 27, 2031. The aggregate revolving credit commitments under the senior unsecured revolving credit facility under the NJNG Second A&R Credit Agreement remain at $250,000,000.

A copy of the NJNG Third Amendment, including the NJNG Second A&R Credit Agreement as amended thereby, attached as Annex A thereto, is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01. The foregoing summary of the NJNG Third Amendment is qualified in its entirety by reference to the text of the NJNG Third Amendment filed herewith.

NJNG and its affiliates regularly engage PNC Bank, National Association, PNC Capital Markets LLC and certain of the other lenders party to the NJNG Second A&R Credit Agreement, as amended by the NJNG Third Amendment, or their respective affiliates, to provide other banking services. All of these engagements are negotiated at arm’s length.

Item 2.03
Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated in this Item 2.03 by reference.

Item 9.01
Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1
Third Amendment to Second Amended and Restated Credit Agreement, dated as of October 27, 2026, by and among NJR, the guarantors party thereto, the lenders party thereto and PNC Bank, National Association, as Administrative Agent (including the Second Amended and Restated Credit Agreement, as amended thereby, attached as Annex A thereto).*

10.2
Third Amendment to Second Amended and Restated Credit Agreement, dated as of October 27, 2026, by and among NJNG, the lenders party thereto and PNC Bank, National Association, as Administrative Agent (including the Second Amended and Restated Credit Agreement, as amended thereby, attached as Annex A thereto).*

104	Cover page in Inline XBRL format

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. NJR agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: October 28, 2026	By:	/s/ Roberto F. Bel
Roberto F. Bel
Senior Vice President and Chief Financial Officer